Exhibit 10.1

EIGHTH AMENDMENT

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of September 28, 2004, and entered into by and between UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC., a corporation organized and existing under the laws of the State of Delaware (the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (the “Bank”), and amends that certain Second Amended and Restated Credit Agreement dated as of January 30, 1998, as amended prior to the date hereof, by and between the Borrower and the Bank (the Second Amended and Restated Credit Agreement, as amended prior to the date hereof, is hereinafter referred to as the “Existing Credit Agreement”).

W I T N E S S E T H :

WHEREAS, the Borrower and the Bank have entered into the Existing Credit Agreement; and

WHEREAS, the Borrower has requested an increase of the Revolving Credit Commitment to $15,000,000, the Bank has agreed to such increase in the Revolving Credit Commitment and to other modifications of the Existing Credit Agreement, all as more particularly set forth herein.

NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Section 1.01 Amendments to Section 1.1 of the Existing Credit Agreement.

(a) The following defined terms and the definitions therefor are hereby added to Section 1.1 of the Existing Credit Agreement and inserted in correct alphabetical order:

Eighth Amendment: The Eighth Amendment to Second Amended and Restated Credit Agreement entered into by and between the Borrower and the Bank and dated as of September 28, 2004.

Eighth Amendment Effective Date: September 28, 2004, or such later date as all of the conditions set forth in the Eighth Amendment have either been satisfied by the Borrower or waived in writing by the Bank.

Eighth Amendment Loan Documents: Collectively, the Eighth Amendment, that certain Third Amendment and Restated Revolving Credit Note of the Borrower dated September 28, 2004, and drawn in the face amount of $15,000,000.00 to the order of the Bank and the other amendment to the Loan Documents executed and delivered by the Borrower in connection with the Eighth Amendment, together with such other documents, instruments, agreements and certificates executed and delivered in connection with the Eighth Amendment.

(b) The following defined terms and the definitions therefor are hereby amended and restated in their entirety as follows:

Revolving Credit Commitment: The obligation of the Bank to make available to the Borrower an amount which, when added to the aggregate Stated Amounts of all Letters of Credit, (including any unreimbursed draws on Letters of Credit which have not yet been converted to Loans) does not exceed the lesser of (i) $15,000,000.00 or (ii) the Borrowing Base.

Revolving Credit Termination Date: June 30, 2006, as such date may be extended upon the terms and conditions set forth in Section 2.1f, or if any such day is not a Business Day, the Business Day next preceding such date.

Section 1.02 Amendment to Section 2.8 of the Existing Credit Agreement. Section 2.8 of the Existing Credit Agreement is hereby amended to add a new Subsection 2.8f which shall read as follows:

2.8f Eighth Amendment Closing Fee. The Borrower shall pay to the Bank on the Eighth Amendment Effective Date an amendment fee equal to $21,250.

Section 1.03 Amendment to Exhibits to the Existing Credit Agreement. Exhibit “A” attached to the Existing Credit Agreement is hereby deleted and there is substituted therefor the Exhibit “A” attached to this Amendment.

Section 1.04 No Other Amendments. The amendments to the Existing Credit Agreement set forth herein do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this Amendment, the provisions of the Existing Credit Agreement. The amendments set forth herein do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Bank under the Existing Credit Agreement with respect to any such violation. Nothing in this Amendment shall be deemed or construed to be a waiver or release of, or a limitation upon, the Bank’s exercise of any of its rights and remedies under the Existing Credit Agreement or any other document or instrument delivered in connection therewith, whether arising as a consequence of any Events of Default which may now exist or otherwise, and all such rights and remedies are hereby expressly reserved.

ARTICLE II

BORROWER’S SUPPLEMENTAL REPRESENTATIONS

Section 2.01 Incorporation by Reference. As an inducement to the Bank to enter into this Amendment, (i) the Borrower hereby repeats and remakes herein, for the benefit of the Bank, the representations and warranties made by the Borrower in Sections 4.1 through 4.23, inclusive, of the Existing Credit Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Amendment and are remade as of the Eighth Amendment Effective Date, and (ii) the Borrower hereby represents and warrants that on and as the Eighth Amendment Effective Date that no Default or Event of Default has occurred and is continuing.

Section 2.02. Legal Authority. As an inducement to the Bank to enter into this Amendment and to increase the Revolving Credit Commitment, the Borrower hereby represents and warrants that the Borrower is duly authorized to execute and deliver this Amendment and each of the Eighth Amendment Loan Documents; all necessary corporate action to authorize the execution and delivery of this Amendment and the other Eighth Amendment Loan Documents has been properly taken; and it is, and will continue to be, duly authorized to borrow under the Existing Credit Agreement, as amended hereby, and to perform all of the other terms and provisions of this Amendment, the Existing Credit Agreement, as amended hereby, and the other Loan Documents.

Section 2.03. Validity of this Amendment. As an inducement to the Bank to enter into this Amendment and to increase the Revolving Credit Commitment, the Borrower hereby represents and warrants that the execution and delivery of this Amendment does not, and the performance by the Borrower of its obligations under this Amendment, the Existing Credit Agreement, as amended hereby, and the other Loan Documents will not contravene any provision of law, of the Borrower’s certificate of incorporation, by-laws or other organizational documents or the provisions of any agreement to which the Borrower is a party or by which the Borrower is bound; this Amendment and the other Eighth Amendment Loan Documents constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally and except as such enforceability may be limited by the availability of equitable remedies.

Section 2.04. Financial Statements. The Borrower has furnished to the Bank (i) the audited consolidated balance sheets and the related audited consolidated statements of income, cash flow and changes in financial position of the Borrower as at the Borrower’s fiscal year ending December 31, 2003, and (ii) the unaudited consolidated balance sheets and the related unaudited consolidated statements of income, cash flow and changes in financial position of the Borrower as at the Borrower’s fiscal quarter ending June 30, 2004. All such financial statements, including the related notes, have been prepared in accordance with GAAP, except as expressly noted therein, and fairly present the consolidated financial position of the Borrower as at the dates thereof and the results and consolidated results of the operations and the changes in the financial position of the Borrower and its consolidated subsidiaries. The Borrower and its consolidated subsidiaries have no material liabilities, whether direct or indirect, fixed or contingent, and no liability for taxes, long-term leases or unusual forward or long-term commitments as of the date of such financial statements which are not reflected in such financial statements or in the notes thereto.

Section 2.05. Absence of Litigation. Except as set forth in Schedule 2.05 attached hereto, as of the Eighth Amendment Effective Date, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Borrower’s knowledge, threatened against the Borrower or any of its consolidated subsidiaries or any of their respective properties, which would have a material adverse effect on the Borrower and its consolidated subsidiaries taken as a whole, or which purport to affect the legality, validity or enforceability of this Amendment, the other Eighth Amendment Loan Documents, the Existing Credit Agreement, as amended hereby.

ARTICLE III

CONDITIONS PRECEDENT

Section 3.01 Conditions Precedent. Each of the following shall be a condition precedent to the effectiveness of this Amendment:

(a) The Bank shall have received, on or before the Eighth Amendment Effective Date, the following items, each, unless otherwise indicated, dated on or before the Eighth Amendment Effective Date and in form and substance satisfactory to the Bank:

(i) A duly executed counterpart original of this Amendment executed by Borrower, and consented to by USAP Holdings, Inc., a Delaware corporation, as a subordinated creditor, and Dunkirk, as a guarantor;

(ii) The Revolving Credit Note of the Borrower in the face amount of $15,000,000.00 duly executed by Borrower.

(iii) The First Amendment to Second Amended and Restated Security Agreement and Collateral Assignment duly executed by Borrower.

(iv) The Disclosure of Confession of Judgement duly executed by Borrower.

(v) A certificate from the Secretary of the Borrower certifying that the Articles of Incorporation and Bylaws of the Borrower previously delivered to the Bank are true, complete, and correct;

(vi) A certificate from the Secretary of the Borrower certifying the corporate resolutions of the Borrower authorizing the execution and delivery of this Amendment and the officers of the Borrower authorized to execute and deliver this Amendment on behalf of the Borrower; and

(vii) Such other instruments, documents, opinions of counsel, certificates, lien searches and good standing certificates as the Bank shall reasonably require, all of which shall be satisfactory in form and content to the Bank

(b) The following statements shall be true and correct on the Eighth Amendment Effective Date, and the Borrower shall deliver to the Bank a certificate certifying that:

(i) after giving effect to this Eighth Amendment, the representations and warranties made pursuant to this Amendment and in the other Loan Documents, as amended hereby, are true and correct on and as of the Eighth Amendment Effective Date as though made on and as of such date;

(ii) no petition by or against the Borrower or any Subsidiary of the Borrower has at any time been filed under the United States Bankruptcy Code or under any similar act;

(iii) after giving effect to this Eighth Amendment, no Event of Default or event which with the giving of notice, the passage of time or both would become an Event of Default has occurred and is continuing, or would result from the execution of or performance under this Amendment;

(iv) after giving effect to this Eighth Amendment, no material adverse change in the properties, business, operations, financial condition or prospects of the Borrower has occurred which has not been disclosed in writing to the Bank; and

(v) after giving effect to this Eighth Amendment, the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Existing Credit Agreement and the other Loan Documents.

ARTICLE IV

GENERAL PROVISIONS

Section 4.01 Ratification of Terms. Except as expressly amended by this Amendment, the Existing Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed. The Borrower hereby confirms that any collateral for the Obligations, including but not limited to liens, Encumbrances, security interests, mortgages and pledges granted by the Borrower or third parties, shall continue unimpaired and in full force and effect. THE BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE CONFESSION OF JUDGMENT AND WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THE EXISTING CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Section 4.02 References. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Amendment in connection with the Existing Credit Agreement, any of the other Loan

Documents or the transactions contemplated thereby may refer to the Existing Credit Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment unless the context requires otherwise. From and after the Eighth Amendment Effective Date, all references in the Existing Credit Agreement and each of the other Loan Documents to the Existing Credit Agreement shall be deemed to be references to the Existing Credit Agreement, as amended hereby.

Section 4.03 Incorporation Into Existing Credit Agreement. This Amendment is deemed incorporated into the Existing Credit Agreement. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision of the Existing Credit Agreement, the terms and provisions hereof shall control.

Section 4.04 Counterparts. This Amendment may be executed in different counterparts, each of which when executed by the Borrower and the Bank shall be regarded as an original, and all such counterparts shall constitute one amendment.

Section 4.05 Capitalized Terms. Except for proper nouns and as otherwise defined herein, capitalized terms used herein as defined terms shall have the same meanings herein as are ascribed to them in the Existing Credit Agreement, as amended hereby.

Section 4.06 Taxes. The Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Amendment and such other documents and instruments as are delivered in connection herewith and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

Section 4.07 Costs and Expenses. The Borrower will pay all costs and expenses of the Bank (including, without limitation, the reasonable fees and the disbursements of the Bank’s counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Amendment and the other documents, instruments and certificates delivered in connection herewith.

Section 4.08 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

Section 4.09 Headings. The headings of the sections in this Amendment are for purposes of reference only and shall not be deemed to be a part hereof.

Section 4.10 Real Property Collateral. The Borrower hereby acknowledges that the Bank continues to evaluate its collateral position with respect to the Loans and as an accommodation to the Borrower has increased the Revolving Credit Commitment without the full completion of such review. The Borrower hereby undertakes and agrees to grant the Bank a first and prior lien on, and security interest in, the Borrower’s fee and leasehold interest in the

Bridgeville Property and related parcels within 60 days of a written request by the Bank. In addition to the execution of such mortgage documents as the Bank may reasonably request, the Borrower shall deliver to the Bank a real property search which verifies the Bank first lien position with respect to the Bridgeville Property and related parcels upon recordation of the mortgage documents, a flood certificate setting forth the flood plain status of the mortgaged property or any lawfully required flood insurance naming the Bank as loss payable and additional insured, and an environmental indemnity agreement in form and substance reasonably satisfactory to the Bank.

IN WITNESS WHEREOF, the parties hereto, with the intent to be legally bound hereby, have caused this Eighth Amendment to Second Amended and Restated Credit Agreement to be duly executed by their respective proper and duly authorized officers as a document under seal, as of September 28, 2004.

ATTEST:		UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

By:	/s/ Paul A. McGrath	By:	/s/ Richard M. Ubinger (SEAL)
Name:	Paul A. McGrath	Name:	Richard M. Ubinger
Title:	Secretary	Title:	Chief Financial Officer

PNC BANK, NATIONAL ASSOCIATION

		By:	/s/ David B. Gookin
		Name:	David B. Gookin
		Title:	Senior Vice President